Exhibit 99.1

INVESTOR RELATIONS: Caroline Rodda 212.810.3442	MEDIA RELATIONS: Ed Sweeney 646.231.0268

BlackRock Reports Third Quarter 2023 Diluted EPS of $10.66, or $10.91 as adjusted
New York, October 13, 2023 – BlackRock, Inc. (NYSE: BLK) today reported financial results for the three and nine months ended September 30, 2023.

$3 billion of quarterly total net inflows reflect $49 billion of net outflows from lower-fee institutional index equity strategies, including $19 billion from a single international client

$1.1 trillion increase in AUM year-over-year includes $307 billion of net inflows, positive across ETFs, active, and cash management

5% increase in revenue year-over-year primarily driven by organic growth and the impact of market movements over the past twelve months on average AUM and higher technology services revenue

7% increase in operating income year-over-year

15% increase in diluted EPS year-over-year (14% as adjusted) also reflects a lower effective tax rate, partially offset by lower nonoperating income in the current quarter

$375 million of share repurchases in the current quarter

Laurence D. Fink, Chairman and CEO:

“At BlackRock we are more connected with our clients than ever before, and I’m proud that clients have entrusted us with $307 billion of net inflows over the last twelve months, contributing to a $1.1 trillion increase in AUM.

“For the first time in nearly two decades, clients are earning a real return in cash and can wait for more policy and market certainty before re-risking. This dynamic weighed on industry and BlackRock third quarter flows.

“We have seen periods of uncertainty like this before – as recently as 2016 and 2018. Then, as now, BlackRock stayed connected with our clients and across our platform. When investors were ready to put money back to work, they came to BlackRock, leading to record flows and share gains.

“The long-term trend of clients consolidating more of their portfolios with BlackRock is only accelerating, and underlying business momentum remains strong. In the first nine months of 2023, clients turned to BlackRock for solutions across their whole portfolio, driving net inflows of $98 billion in ETFs, $65 billion in active and $46 billion in cash.

“We’re delivering the benefits of scale to our clients and our shareholders, with margin expansion and 14% growth in adjusted EPS year-over-year. Technology services revenue grew 20% over the same time period, reflecting sustained demand for Aladdin and several large eFront renewals – continued affirmation of whole portfolio analytics as the future of asset management technology.

“We remain intensely focused on staying in front of our clients, positioning for a resurgence in allocation activity as rates stabilize, and laying the foundation for future growth. We see transformative opportunities ahead for our clients, and look forward to delivering differentiated growth for our investors and all of our stakeholders.”

FINANCIAL RESULTS			NET FLOW HIGHLIGHTS(1)
	Q3	Q3		Q3	YTD
(in millions, except per share data)	2023	2022	(in billions)	2023	2023
AUM	$9,100,825	$7,961,373	Long-term net flows:	$(13)	$147
% change	14%
Average AUM	$9,396,597	$8,478,729	By region:
% change	11%		Americas	$(6)	$84
Total net flows	$2,569	$16,907	EMEA	(17)	19
			APAC	10	44
GAAP basis:
Revenue	$4,522	$4,311	By client type:
% change	5%
Operating income	$1,637	$1,526	Retail:	$(4)	$0.5
% change	7%		US	(3)	1
Operating margin	36.2%	35.4%	International	(1)	(1)
Net income(1)	$1,604	$1,406
% change	14%		ETFs:	$29	$98
Diluted EPS	$10.66	$9.25	Core equity	34	51
% change	15%		Strategic	8	77
Weighted-average diluted shares	150.5	152.0	Precision	(13)	(30)
% change	(1)%
			Institutional:	$(38)	$48
As Adjusted(2):			Active	(1)	80
Operating income	$1,691	$1,585	Index	(36)	(32)
% change	7%
Operating margin	42.3%	42.0%
Net income(1)	$1,642	$1,451	Cash management net flows	$15	$46
% change	13%
Diluted EPS	$10.91	$9.55
% change	14%		Total net flows	$3	$193
_________________________			_________________________

(1)   Net income represents net income attributable to BlackRock, Inc.
(2)   See pages 11 through 13 for the reconciliation to GAAP and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items. Beginning in the first quarter of 2023, BlackRock updated the definitions of its non-
      GAAP financial measures to exclude the impact of market valuation changes on certain deferred cash compensation plans which the Company began economically hedging in 2023.

			(1) Totals may not add due to rounding.

BUSINESS RESULTS

					Q3 2023
			Q3 2023		Base fees(1)
			Base fees(1)	September 30, 2023	and securities
	Q3 2023	September 30, 2023	and securities	AUM	lending revenue
(in millions), (unaudited)	Net flows	AUM	lending revenue	% of Total	% of Total
RESULTS BY CLIENT TYPE
Retail	$(3,585)	$868,440	$1,046	10%	28%
ETFs	28,521	3,118,409	1,498	34%	42%
Institutional:
Active	(1,330)	1,753,262	670	19%	18%
Index	(36,242)	2,637,033	233	29%	6%
Total institutional	(37,572)	4,390,295	903	48%	24%
Long-term	(12,636)	8,377,144	3,447	92%	94%
Cash management	15,205	723,681	234	8%	6%
Total	$2,569	$9,100,825	$3,681	100%	100%

RESULTS BY INVESTMENT STYLE
Active	$(7,742)	$2,426,322	$1,662	27%	46%
Index and ETFs	(4,894)	5,950,822	1,785	65%	48%
Long-term	(12,636)	8,377,144	3,447	92%	94%
Cash management	15,205	723,681	234	8%	6%
Total	$2,569	$9,100,825	$3,681	100%	100%

RESULTS BY PRODUCT TYPE
Equity	$(34,467)	$4,741,291	$1,832	52%	51%
Fixed income	13,211	2,576,205	887	28%	24%
Multi-asset	12,797	788,872	308	9%	8%
Alternatives:
Illiquid alternatives	2,623	131,937	231	1%	6%
Liquid alternatives	(3,472)	75,139	143	1%	4%
Currency and commodities	(3,328)	63,700	46	1%	1%
Total Alternatives	(4,177)	270,776	420	3%	11%
Long-term	(12,636)	8,377,144	3,447	92%	94%
Cash management	15,205	723,681	234	8%	6%
Total	$2,569	$9,100,825	$3,681	100%	100%

(1)
Base fees include investment advisory and administration fees.

INVESTMENT PERFORMANCE AT September 30, 2023(1)

	One-year period	Three-year period	Five-year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	72%	73%	89%
Tax-exempt	69%	80%	43%
Index AUM within or above applicable tolerance	98%	99%	99%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	73%	46%	79%
Systematic	81%	69%	72%
Index AUM within or above applicable tolerance	97%	99%	100%

(1)
Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 14 for performance disclosure detail.

TELECONFERENCE, WEBCAST AND PRESENTATION INFORMATION

Chairman and Chief Executive Officer, Laurence D. Fink, President, Robert S. Kapito, and Chief Financial Officer, Martin S. Small, will host a teleconference call for investors and analysts on Friday, October 13, 2023 at 7:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (313) 209-4906, or from outside the United States, (877) 400-0505, shortly before 7:30 a.m. and reference the BlackRock Conference Call (ID Number 7150040). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

The webcast will be available for replay by 10:30 a.m. (Eastern Time) on Friday, October 13, 2023. To access the replay of the webcast, please visit the investor relations section of www.blackrock.com.

ABOUT BLACKROCK

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	September 30,				June 30,
	2023	2022	Change		2023	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$3,514	$3,369	$145		$3,427	$87
Securities lending revenue	167	162	5		184	(17)
Total investment advisory, administration fees and securities lending revenue	3,681	3,531	150		3,611	70
Investment advisory performance fees	70	82	(12)		118	(48)
Technology services revenue	407	338	69		359	48
Distribution fees	321	325	(4)		319	2
Advisory and other revenue	43	35	8		56	(13)
Total revenue	4,522	4,311	211		4,463	59

Expense
Employee compensation and benefits	1,420	1,339	81		1,429	(9)
Distribution and servicing costs	526	536	(10)		518	8
Direct fund expense	354	318	36		344	10
General and administration expense	546	554	(8)		520	26
Amortization of intangible assets	39	38	1		37	2
Total expense	2,885	2,785	100		2,848	37

Operating income	1,637	1,526	111		1,615	22

Nonoperating income (expense)
Net gain (loss) on investments	114	174	(60)		231	(117)
Interest and dividend income	139	41	98		89	50
Interest expense	(82)	(50)	(32)		(69)	(13)
Total nonoperating income (expense)	171	165	6		251	(80)

Income before income taxes	1,808	1,691	117		1,866	(58)
Income tax expense	213	330	(117)		443	(230)
Net income	1,595	1,361	234		1,423	172
Less:
Net income (loss) attributable to noncontrolling interests	(9)	(45)	36		57	(66)
Net income attributable to BlackRock, Inc.	$1,604	$1,406	$198		$1,366	$238

Weighted-average common shares outstanding
Basic	149.2	150.6	(1.5)		149.6	(0.4)
Diluted	150.5	152.0	(1.5)		150.7	(0.2)
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$10.75	$9.33	$1.42		$9.13	$1.62
Diluted	$10.66	$9.25	$1.41		$9.06	$1.60
Cash dividends declared and paid per share	$5.00	$4.88	$0.12		$5.00	$-

Supplemental information:

AUM (end of period)	$9,100,825	$7,961,373	$1,139,452		$9,425,212	$(324,387)
Shares outstanding (end of period)	148.9	150.5	(1.5)		149.4	(0.4)
GAAP:
Operating margin	36.2%	35.4%	80	bps	36.2%	-	bps
Effective tax rate	11.7%	19.0%	(730)	bps	24.5%	(1,280)	bps
As adjusted:
Operating income (1)	$1,691	$1,585	$106		$1,675	$16
Operating margin (1)	42.3%	42.0%	30	bps	42.5%	(20)	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests (2)	$184	$210	$(26)		$178	$6
Net income attributable to BlackRock, Inc. (3)	$1,642	$1,451	$191		$1,399	$243
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3)	$10.91	$9.55	$1.36		$9.28	$1.63
Effective tax rate	12.4%	19.2%	(680)	bps	24.5%	(1,210)	bps

See pages 11 through 13 for the reconciliation to GAAP and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except per share data), (unaudited)

	Nine Months Ended
	September 30,
	2023	2022	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$10,276	$10,592	$(316)
Securities lending revenue	518	460	58
Total investment advisory, administration fees and securities lending revenue	10,794	11,052	(258)
Investment advisory performance fees	243	286	(43)
Technology services revenue	1,106	1,011	95
Distribution fees	959	1,067	(108)
Advisory and other revenue	126	120	6
Total revenue	13,228	13,536	(308)

Expense
Employee compensation and benefits	4,276	4,251	25
Distribution and servicing costs	1,549	1,682	(133)
Direct fund expense	1,013	951	62
General and administration expense	1,587	1,580	7
Amortization of intangible assets	113	114	(1)
Total expense	8,538	8,578	(40)

Operating income	4,690	4,958	(268)

Nonoperating income (expense)
Net gain (loss) on investments	434	(242)	676
Interest and dividend income	314	80	234
Interest expense	(210)	(158)	(52)
Total nonoperating income (expense)	538	(320)	858

Income before income taxes	5,228	4,638	590
Income tax expense	1,041	951	90
Net income	4,187	3,687	500
Less:
Net income (loss) attributable to noncontrolling interests	60	(232)	292
Net income attributable to BlackRock, Inc.	$4,127	$3,919	$208

Weighted-average common shares outstanding
Basic	149.6	151.2	(1.7)
Diluted	150.9	152.6	(1.8)
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$27.60	$25.92	$1.68
Diluted	$27.36	$25.67	$1.69
Cash dividends declared and paid per share	$15.00	$14.64	$0.36

Supplemental information:

AUM (end of period)	$9,100,825	$7,961,373	$1,139,452
Shares outstanding (end of period)	148.9	150.5	(1.5)
GAAP:
Operating margin	35.5%	36.6%	(110)	bps
Effective tax rate	20.1%	19.5%	60	bps
As adjusted:
Operating income (1)	$4,877	$5,134	$(257)
Operating margin (1)	41.8%	43.3%	(150)	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests (2)	$449	$(88)	$537
Net income attributable to BlackRock, Inc. (3)	$4,241	$4,035	$206
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3)	$28.11	$26.43	$1.68
Effective tax rate	20.4%	20.0%	40	bps

See pages 11 through 13 for the reconciliation to GAAP and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product Type
		Net
	June 30,	inflows		Market		September 30,
	2023	(outflows)	Acquisition(1)	change	FX impact(2)	2023	Average AUM(3)
Retail:
Equity	$415,475	$(815)	$-	$(15,248)	$(3,382)	$396,030	$413,957
Fixed income	309,449	(701)	-	(6,668)	(1,848)	300,232	307,480
Multi-asset	133,546	395	-	(4,352)	(412)	129,177	133,226
Alternatives	45,160	(2,464)	-	567	(262)	43,001	44,179
Retail subtotal	903,630	(3,585)	-	(25,701)	(5,904)	868,440	898,842
ETFs:
Equity	2,309,054	19,228	-	(87,140)	(6,867)	2,234,275	2,322,220
Fixed income	837,759	12,477	-	(27,962)	(3,530)	818,744	838,179
Multi-asset	7,892	159	-	(286)	(49)	7,716	7,898
Alternatives	61,227	(3,343)	-	(167)	(43)	57,674	60,922
ETFs subtotal	3,215,932	28,521	-	(115,555)	(10,489)	3,118,409	3,229,219
Institutional:
Active:
Equity	178,057	(3,883)	-	(3,874)	(2,383)	167,917	176,861
Fixed income	807,167	(12,349)	-	(18,514)	(4,723)	771,581	794,925
Multi-asset	664,069	13,392	-	(23,497)	(6,971)	646,993	665,094
Alternatives	163,426	1,510	2,177	989	(1,331)	166,771	165,936
Active subtotal	1,812,719	(1,330)	2,177	(44,896)	(15,408)	1,753,262	1,802,816
Index:
Equity	2,058,758	(48,997)	-	(47,733)	(18,959)	1,943,069	2,035,665
Fixed income	714,476	13,784	-	(26,213)	(16,399)	685,648	710,937
Multi-asset	6,420	(1,149)	-	(241)	(44)	4,986	5,970
Alternatives	3,136	120	-	94	(20)	3,330	3,307
Index subtotal	2,782,790	(36,242)	-	(74,093)	(35,422)	2,637,033	2,755,879
Institutional subtotal	4,595,509	(37,572)	2,177	(118,989)	(50,830)	4,390,295	4,558,695
Long-term	8,715,071	(12,636)	2,177	(260,245)	(67,223)	8,377,144	8,686,756
Cash management	710,141	15,205	-	2,258	(3,923)	723,681	709,841
Total	$9,425,212	$2,569	$2,177	$(257,987)	$(71,146)	$9,100,825	$9,396,597
Current Quarter Component Changes by Investment Style and Product Type (Long-Term)
		Net
	June 30,	inflows		Market		September 30,
	2023	(outflows)	Acquisition(1)	change	FX impact(2)	2023	Average AUM(3)
Active:
Equity	$418,663	$(6,461)	$-	$(14,556)	$(3,956)	$393,690	$414,619
Fixed income	1,091,544	(14,111)	-	(24,907)	(5,821)	1,046,705	1,076,883
Multi-asset	797,605	13,784	-	(27,848)	(7,383)	776,158	798,311
Alternatives	208,584	(954)	2,177	1,555	(1,593)	209,769	210,114
Active subtotal	2,516,396	(7,742)	2,177	(65,756)	(18,753)	2,426,322	2,499,927
Index and ETFs:
ETFs:
Equity	2,309,054	19,228	-	(87,140)	(6,867)	2,234,275	2,322,220
Fixed income	837,759	12,477	-	(27,962)	(3,530)	818,744	838,179
Multi-asset	7,892	159	-	(286)	(49)	7,716	7,898
Alternatives	61,227	(3,343)	-	(167)	(43)	57,674	60,922
ETFs subtotal	3,215,932	28,521	-	(115,555)	(10,489)	3,118,409	3,229,219
Non-ETF Index:
Equity	2,233,627	(47,234)	-	(52,299)	(20,768)	2,113,326	2,211,864
Fixed income	739,548	14,845	-	(26,488)	(17,149)	710,756	736,459
Multi-asset	6,430	(1,146)	-	(242)	(44)	4,998	5,979
Alternatives	3,138	120	-	95	(20)	3,333	3,308
Non-ETF Index subtotal	2,982,743	(33,415)	-	(78,934)	(37,981)	2,832,413	2,957,610
Index and ETFs subtotal	6,198,675	(4,894)	-	(194,489)	(48,470)	5,950,822	6,186,829
Long-term	$8,715,071	$(12,636)	$2,177	$(260,245)	$(67,223)	$8,377,144	$8,686,756
Current Quarter Component Changes by Product Type (Long-Term)
		Net
	June 30,	inflows		Market		September 30,
	2023	(outflows)	Acquisition(1)	change	FX impact(2)	2023	Average AUM(3)
Equity	$4,961,344	$(34,467)	$-	$(153,995)	$(31,591)	$4,741,291	$4,948,703
Fixed income	2,668,851	13,211	-	(79,357)	(26,500)	2,576,205	2,651,521
Multi-asset	811,927	12,797	-	(28,376)	(7,476)	788,872	812,188
Alternatives:
Illiquid alternatives	127,678	2,623	2,177	606	(1,147)	131,937	130,523
Liquid alternatives	78,056	(3,472)	-	966	(411)	75,139	76,795
Currency and commodities(4)	67,215	(3,328)	-	(89)	(98)	63,700	67,026
Alternatives subtotal	272,949	(4,177)	2,177	1,483	(1,656)	270,776	274,344
Long-term	$8,715,071	$(12,636)	$2,177	$(260,245)	$(67,223)	$8,377,144	$8,686,756

(1)
Amounts include AUM attributable to the acquisition of Kreos Capital in August 2023 (the "Kreos Transaction").
(2)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(4)
Amounts include commodity ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Component Changes by Client Type and Product Type
		Net
	December 31,	inflows		Market		September 30,
	2022	(outflows)	Acquisition(1)	change	FX impact(2)	2023	Average AUM(3)
Retail:
Equity	$370,612	$3,180	$-	$22,167	$71	$396,030	$401,244
Fixed income	299,114	4,081	-	(4,615)	1,652	300,232	306,856
Multi-asset	125,168	(203)	-	4,119	93	129,177	130,860
Alternatives	48,581	(6,571)	-	981	10	43,001	46,398
Retail subtotal	843,475	487	-	22,652	1,826	868,440	885,358
ETFs:
Equity	2,081,742	23,013	-	132,850	(3,330)	2,234,275	2,232,883
Fixed income	758,093	80,730	-	(18,815)	(1,264)	818,744	814,245
Multi-asset	8,875	(1,492)	-	335	(2)	7,716	7,902
Alternatives	60,900	(4,030)	-	797	7	57,674	62,015
ETFs subtotal	2,909,610	98,221	-	115,167	(4,589)	3,118,409	3,117,045
Institutional:
Active:
Equity	168,734	(14,005)	-	14,122	(934)	167,917	174,595
Fixed income	774,955	(1,297)	-	798	(2,875)	771,581	798,447
Multi-asset	544,469	86,908	-	17,181	(1,565)	646,993	632,229
Alternatives	153,433	7,989	2,177	3,686	(514)	166,771	160,966
Active subtotal	1,641,591	79,595	2,177	35,787	(5,888)	1,753,262	1,766,237
Index:
Equity	1,814,266	(57,763)	-	210,289	(23,723)	1,943,069	1,968,370
Fixed income	704,661	27,392	-	(28,274)	(18,131)	685,648	712,834
Multi-asset	6,392	(1,376)	-	122	(152)	4,986	6,246
Alternatives	3,296	197	-	(123)	(40)	3,330	3,252
Index subtotal	2,528,615	(31,550)	-	182,014	(42,046)	2,637,033	2,690,702
Institutional subtotal	4,170,206	48,045	2,177	217,801	(47,934)	4,390,295	4,456,939
Long-term	7,923,291	146,753	2,177	355,620	(50,697)	8,377,144	8,459,342
Cash management	671,194	46,295	-	5,962	230	723,681	683,678
Total	$8,594,485	$193,048	$2,177	$361,582	$(50,467)	$9,100,825	$9,143,020
Year-to-Date Component Changes by Investment Style and Product Type (Long-Term)
		Net
	December 31,	inflows		Market		September 30,
	2022	(outflows)	Acquisition(1)	change	FX impact(2)	2023	Average AUM(3)
Active:
Equity	$392,836	$(21,284)	$-	$23,194	$(1,056)	$393,690	$410,836
Fixed income	1,053,083	(1,852)	-	(3,276)	(1,250)	1,046,705	1,081,613
Multi-asset	669,629	86,701	-	21,300	(1,472)	776,158	763,080
Alternatives	202,012	1,417	2,177	4,667	(504)	209,769	207,363
Active subtotal	2,317,560	64,982	2,177	45,885	(4,282)	2,426,322	2,462,892
Index and ETFs:
ETFs:
Equity	2,081,742	23,013	-	132,850	(3,330)	2,234,275	2,232,883
Fixed income	758,093	80,730	-	(18,815)	(1,264)	818,744	814,245
Multi-asset	8,875	(1,492)	-	335	(2)	7,716	7,902
Alternatives	60,900	(4,030)	-	797	7	57,674	62,015
ETFs subtotal	2,909,610	98,221	-	115,167	(4,589)	3,118,409	3,117,045
Non-ETF Index:
Equity	1,960,776	(47,304)	-	223,384	(23,530)	2,113,326	2,133,373
Fixed income	725,647	32,028	-	(28,815)	(18,104)	710,756	736,524
Multi-asset	6,400	(1,372)	-	122	(152)	4,998	6,255
Alternatives	3,298	198	-	(123)	(40)	3,333	3,253
Non-ETF Index subtotal	2,696,121	(16,450)	-	194,568	(41,826)	2,832,413	2,879,405
Index and ETFs subtotal	5,605,731	81,771	-	309,735	(46,415)	5,950,822	5,996,450
Long-term	$7,923,291	$146,753	$2,177	$355,620	$(50,697)	$8,377,144	$8,459,342
Year-to-Date Component Changes by Product Type (Long-Term)
		Net
	December 31,	inflows		Market		September 30,
	2022	(outflows)	Acquisition(1)	change	FX impact(2)	2023	Average AUM(3)
Equity	$4,435,354	$(45,575)	$-	$379,428	$(27,916)	$4,741,291	$4,777,092
Fixed income	2,536,823	110,906	-	(50,906)	(20,618)	2,576,205	2,632,382
Multi-asset	684,904	83,837	-	21,757	(1,626)	788,872	777,237
Alternatives:
Illiquid alternatives	117,751	10,105	2,177	2,088	(184)	131,937	125,590
Liquid alternatives	80,654	(8,082)	-	2,744	(177)	75,139	78,712
Currency and commodities(4)	67,805	(4,438)	-	509	(176)	63,700	68,329
Alternatives subtotal	266,210	(2,415)	2,177	5,341	(537)	270,776	272,631
Long-term	$7,923,291	$146,753	$2,177	$355,620	$(50,697)	$8,377,144	$8,459,342

(1)
Amounts include AUM attributable to the Kreos Transaction.
(2)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing ten months.
(4)
Amounts include commodity ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product Type
		Net
	September 30,	inflows		Market		September 30,
	2022	(outflows)	Acquisition(1)	change	FX impact(2)	2023	Average AUM(3)
Retail:
Equity	$342,647	$(1,842)	$-	$48,731	$6,494	$396,030	$392,563
Fixed income	294,977	(2,458)	-	1,958	5,755	300,232	304,392
Multi-asset	120,814	(2,924)	-	10,217	1,070	129,177	129,414
Alternatives	48,060	(7,115)	-	1,452	604	43,001	46,830
Retail subtotal	806,498	(14,339)	-	62,358	13,923	868,440	873,199
ETFs:
Equity	1,861,499	67,578	-	296,097	9,101	2,234,275	2,182,103
Fixed income	694,062	127,829	-	(8,698)	5,551	818,744	792,396
Multi-asset	7,273	(294)	-	707	30	7,716	7,871
Alternatives	58,576	(7,241)	-	6,236	103	57,674	61,199
ETFs subtotal	2,621,410	187,872	-	294,342	14,785	3,118,409	3,043,569
Institutional:
Active:
Equity	150,409	(10,044)	-	24,024	3,528	167,917	172,013
Fixed income	685,194	63,873	-	16,830	5,684	771,581	779,631
Multi-asset	502,787	91,187	-	41,619	11,400	646,993	607,567
Alternatives	148,895	10,607	2,177	3,032	2,060	166,771	158,372
Active subtotal	1,487,285	155,623	2,177	85,505	22,672	1,753,262	1,717,583
Index:
Equity	1,665,757	(71,550)	-	332,610	16,252	1,943,069	1,924,530
Fixed income	676,030	37,177	-	(46,732)	19,173	685,648	707,225
Multi-asset	6,571	(2,019)	-	419	15	4,986	6,336
Alternatives	3,703	(329)	-	(56)	12	3,330	3,343
Index subtotal	2,352,061	(36,721)	-	286,241	35,452	2,637,033	2,641,434
Institutional subtotal	3,839,346	118,902	2,177	371,746	58,124	4,390,295	4,359,017
Long-term	7,267,254	292,435	2,177	728,446	86,832	8,377,144	8,275,785
Cash management	694,119	14,337	-	7,321	7,904	723,681	686,105
Total	$7,961,373	$306,772	$2,177	$735,767	$94,736	$9,100,825	$8,961,890
Year-over-Year Component Changes by Investment Style and Product Type (Long-Term)
		Net
	September 30,	inflows		Market		September 30,
	2022	(outflows)	Acquisition(1)	change	FX impact(2)	2023	Average AUM(3)
Active:
Equity	$359,587	$(21,978)	$-	$49,389	$6,692	$393,690	$404,531
Fixed income	960,932	56,585	-	18,981	10,207	1,046,705	1,061,118
Multi-asset	623,594	88,259	-	51,835	12,470	776,158	736,973
Alternatives	196,953	3,491	2,177	4,484	2,664	209,769	205,200
Active subtotal	2,141,066	126,357	2,177	124,689	32,033	2,426,322	2,407,822
Index and ETFs:
ETFs:
Equity	1,861,499	67,578	-	296,097	9,101	2,234,275	2,182,103
Fixed income	694,062	127,829	-	(8,698)	5,551	818,744	792,396
Multi-asset	7,273	(294)	-	707	30	7,716	7,871
Alternatives	58,576	(7,241)	-	6,236	103	57,674	61,199
ETFs subtotal	2,621,410	187,872	-	294,342	14,785	3,118,409	3,043,569
Non-ETF Index:
Equity	1,799,226	(61,458)	-	355,976	19,582	2,113,326	2,084,575
Fixed income	695,269	42,007	-	(46,925)	20,405	710,756	730,130
Multi-asset	6,578	(2,015)	-	420	15	4,998	6,344
Alternatives	3,705	(328)	-	(56)	12	3,333	3,345
Non-ETF Index subtotal	2,504,778	(21,794)	-	309,415	40,014	2,832,413	2,824,394
Index and ETFs subtotal	5,126,188	166,078	-	603,757	54,799	5,950,822	5,867,963
Long-term	$7,267,254	$292,435	$2,177	$728,446	$86,832	$8,377,144	$8,275,785
Year-over-Year Component Changes by Product Type (Long-Term)
		Net
	September 30,	inflows		Market		September 30,
	2022	(outflows)	Acquisition(1)	change	FX impact(2)	2023	Average AUM(3)
Equity	$4,020,312	$(15,858)	$-	$701,462	$35,375	$4,741,291	$4,671,209
Fixed income	2,350,263	226,421	-	(36,642)	36,163	2,576,205	2,583,644
Multi-asset	637,445	85,950	-	52,962	12,515	788,872	751,188
Alternatives:
Illiquid alternatives	111,729	14,513	2,177	1,463	2,055	131,937	122,897
Liquid alternatives	81,418	(9,937)	-	3,021	637	75,139	79,092
Currency and commodities(4)	66,087	(8,654)	-	6,180	87	63,700	67,755
Alternatives subtotal	259,234	(4,078)	2,177	10,664	2,779	270,776	269,744
Long-term	$7,267,254	$292,435	$2,177	$728,446	$86,832	$8,377,144	$8,275,785

(1)
Amounts include AUM attributable to the Kreos Transaction.
(2)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(4)
Amounts include commodity ETFs.

SUMMARY OF REVENUE

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2023	2022	Change	2023	Change	2023	2022	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$510	$503	$7	$506	$4	$1,516	$1,669	$(153)
ETFs	1,136	1,063	73	1,102	34	3,316	3,324	(8)
Non-ETF Index	186	179	7	197	(11)	560	552	8
Equity subtotal	1,832	1,745	87	1,805	27	5,392	5,545	(153)
Fixed income:
Active	479	478	1	482	(3)	1,429	1,515	(86)
ETFs	315	276	39	309	6	919	839	80
Non-ETF Index	93	91	2	88	5	268	311	(43)
Fixed income subtotal	887	845	42	879	8	2,616	2,665	(49)
Multi-asset	308	316	(8)	300	8	904	1,006	(102)
Alternatives:
Illiquid alternatives	231	184	47	206	25	638	547	91
Liquid alternatives	143	155	(12)	146	(3)	434	483	(49)
Currency and commodities	46	51	(5)	49	(3)	141	169	(28)
Alternatives subtotal	420	390	30	401	19	1,213	1,199	14
Long-term	3,447	3,296	151	3,385	62	10,125	10,415	(290)
Cash management	234	235	(1)	226	8	669	637	32
Total investment advisory, administration fees and securities lending revenue	3,681	3,531	150	3,611	70	10,794	11,052	(258)
Investment advisory performance fees:
Equity	17	(2)	19	15	2	38	13	25
Fixed income	1	(3)	4	-	1	2	19	(17)
Multi-asset	5	2	3	3	2	23	14	9
Alternatives:
Illiquid alternatives	24	79	(55)	79	(55)	124	181	(57)
Liquid alternatives	23	6	17	21	2	56	59	(3)
Alternatives subtotal	47	85	(38)	100	(53)	180	240	(60)
Total investment advisory performance fees	70	82	(12)	118	(48)	243	286	(43)
Technology services revenue	407	338	69	359	48	1,106	1,011	95
Distribution fees	321	325	(4)	319	2	959	1,067	(108)
Advisory and other revenue:
Advisory	21	8	13	31	(10)	66	39	27
Other	22	27	(5)	25	(3)	60	81	(21)
Total advisory and other revenue	43	35	8	56	(13)	126	120	6
Total revenue	$4,522	$4,311	$211	$4,463	$59	$13,228	$13,536	$(308)

Highlights

•
Investment advisory, administration fees and securities lending revenue increased $150 million from the third quarter of 2022, primarily driven by organic base fee growth and the impact of market and foreign exchange movements over the past twelve months on average AUM. Securities lending revenue of $167 million increased from $162 million in the third quarter of 2022.

Investment advisory, administration fees and securities lending revenue increased $70 million from the second quarter of 2023, primarily driven by higher average AUM and the effect of one additional day in the quarter, partially offset by lower securities lending revenue. Securities lending revenue of $167 million decreased from $184 million in the second quarter of 2023, primarily reflecting lower spreads.

•
Performance fees decreased $12 million from the third quarter of 2022 and $48 million from the second quarter of 2023, primarily reflecting lower revenue from illiquid alternative products, partially offset by higher revenue from long-only and liquid alternative products.
•
Technology services revenue increased $69 million from the third quarter of 2022 and $48 million from the second quarter of 2023, driven by sustained demand for our technology offerings. Current quarter technology services revenue also benefited from the impact of several large client renewals of eFront on-premise licenses, for which a majority of the revenue is recognized at the time of renewal. Technology services annual contract value (“ACV”)(1) increased 10% from the third quarter of 2022.

(1)
See note (4) to the condensed consolidated statements of income and supplemental information on page 13 for more information on ACV.

SUMMARY OF OPERATING EXPENSE

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2023	2022	Change	2023	Change	2023	2022	Change
Operating expense
Employee compensation and benefits	$1,420	$1,339	$81	$1,429	$(9)	$4,276	$4,251	$25
Distribution and servicing costs	526	536	(10)	518	8	1,549	1,682	(133)
Direct fund expense	354	318	36	344	10	1,013	951	62
General and administration expense:
Marketing and promotional	82	95	(13)	82	-	244	231	13
Occupancy and office related	103	99	4	100	3	313	304	9
Portfolio services	65	73	(8)	69	(4)	202	209	(7)
Sub-advisory	20	21	(1)	19	1	59	63	(4)
Technology	145	156	(11)	141	4	421	449	(28)
Professional services	51	47	4	35	16	128	129	(1)
Communications	12	11	1	12	-	36	32	4
Foreign exchange remeasurement	(3)	3	(6)	2	(5)	(2)	2	(4)
Contingent consideration fair value adjustments	-	1	(1)	1	(1)	1	2	(1)
Other general and administration	71	48	23	59	12	185	159	26
Total general and administration expense	546	554	(8)	520	26	1,587	1,580	7
Amortization of intangible assets	39	38	1	37	2	113	114	(1)
Total operating expense	$2,885	$2,785	$100	$2,848	$37	$8,538	$8,578	$(40)

Highlights

•
Employee compensation and benefits expense increased $81 million from the third quarter of 2022, reflecting higher base compensation, driven primarily by base salary increases, and higher incentive compensation primarily as a result of higher operating income.
•
Direct fund expense increased $36 million from the third quarter of 2022 and $10 million from the second quarter of 2023, primarily reflecting higher average index AUM.
•
General and administrative expense increased $26 million from the second quarter of 2023, primarily due to higher professional services expense and an $8 million reduction of a tax indemnification asset included within other general and administration expense (offset by an $8 million income tax benefit). Amounts related to the reduction of the indemnification asset have been excluded from as adjusted results, as there is no impact on BlackRock's book value. See pages 11 through 13 for the reconciliation to GAAP and notes (1) and (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items.

SUMMARY OF NONOPERATING INCOME (expense), less net income (loss) attributable TO noncontrolling interests

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2023	2022	Change	2023	Change	2023	2022	Change
Nonoperating income (expense), GAAP basis	$171	$165	$6	$251	$(80)	$538	$(320)	$858
Less: Net income (loss) attributable to noncontrolling interests ("NCI")	(9)	(45)	36	57	(66)	60	(232)	292
Nonoperating income (expense), net of NCI	180	210	(30)	194	(14)	478	(88)	566
Less: Hedge gain (loss) on deferred cash compensation plans(1)	(4)	-	(4)	16	(20)	29	-	29
Nonoperating income (expense), net of NCI, as adjusted(2)	$184	$210	$(26)	$178	$6	$449	$(88)	$537

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2023	2022	Change	2023	Change	2023	2022	Change
Net gain (loss) on investments, net of NCI
Private equity	$91	$20	$71	$151	$(60)	$281	$22	$259
Real assets	3	9	(6)	2	1	11	23	(12)
Other alternatives(3)	22	1	21	4	18	32	-	32
Other investments(4)	46	(58)	104	(7)	53	51	(245)	296
Hedge gain (loss) on deferred cash compensation plans(1)	(4)	-	(4)	16	(20)	29	-	29
Subtotal	158	(28)	186	166	(8)	404	(200)	604
Other gains (losses)(5)	(35)	247	(282)	8	(43)	(30)	190	(220)
Total net gain (loss) on investments, net of NCI	123	219	(96)	174	(51)	374	(10)	384
Interest and dividend income	139	41	98	89	50	314	80	234
Interest expense	(82)	(50)	(32)	(69)	(13)	(210)	(158)	(52)
Net interest income (expense)	57	(9)	66	20	37	104	(78)	182
Nonoperating income (expense), net of NCI	180	210	(30)	194	(14)	478	(88)	566
Less: Hedge gain (loss) on deferred cash compensation plans(1)	(4)	-	(4)	16	(20)	29	-	29
Nonoperating income (expense), net of NCI, as adjusted(2)	$184	$210	$(26)	$178	$6	$449	$(88)	$537

(1)
Amount relates to the gain (loss) from economically hedging certain BlackRock deferred cash compensation plans.
(2)
Management believes nonoperating income (expense), net of NCI, as adjusted, is an effective measure for reviewing BlackRock’s nonoperating results, which ultimately impacts BlackRock’s book value. For more information on as adjusted items and the reconciliation to GAAP see notes to the condensed consolidated statements of income and supplemental information on pages 11 through 13.
(3)
Amounts primarily include net gains (losses) related to credit funds, direct hedge fund strategies and hedge fund solutions.
(4)
Amounts primarily include net gains (losses) related to BlackRock's seed investment portfolio, net of impact of certain hedges.
(5)
The amounts for the three and nine months ended September 30, 2022, primarily include nonoperating noncash pre-tax gains in connection with strategic minority investment in iCapital Network, Inc. of approximately $267 million. Additional amounts include noncash pre-tax gains (losses) related to the revaluation of certain other minority investments.

summary of INCOME TAX EXPENSE

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2023	2022	Change	2023	Change	2023	2022	Change
Income tax expense	$213	$330	$(117)	$443	$(230)	$1,041	$951	$90
Effective tax rate	11.7%	19.0%	(730) bps	24.5%	(1,280) bps	20.1%	19.5%	60 bps

Highlights

•
Third quarter 2023 and 2022 income tax expense included approximately $223 million and $93 million, respectively, of discrete tax benefits related to the resolution of certain outstanding tax matters.

RECONCILIATION OF GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED
	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(in millions), (unaudited)	2023	2022	2023	2023	2022
Operating income, GAAP basis	$1,637	$1,526	$1,615	$4,690	$4,958
Non-GAAP expense adjustments:
Compensation expense related to appreciation (depreciation) on deferred cash compensation plans (a)	(3)	-	12	29	-
Amortization of intangible assets (b)	39	38	37	113	114
Acquisition-related compensation costs (b)	6	5	4	15	18
Acquisition-related transaction costs (b)(1)	4	-	3	7	-
Contingent consideration fair value adjustments (b)	-	1	1	1	2
Lease costs - New York (c)	-	15	3	14	42
Reduction of indemnification asset (d)(1)	8	-	-	8	-
Operating income, as adjusted (1)	$1,691	$1,585	$1,675	$4,877	$5,134
Revenue, GAAP basis	$4,522	$4,311	$4,463	$13,228	$13,536
Non-GAAP adjustments:
Distribution fees	(321)	(325)	(319)	(959)	(1,067)
Investment advisory fees	(205)	(211)	(199)	(590)	(615)
Revenue used for operating margin measurement	$3,996	$3,775	$3,945	$11,679	$11,854
Operating margin, GAAP basis	36.2%	35.4%	36.2%	35.5%	36.6%
Operating margin, as adjusted (1)	42.3%	42.0%	42.5%	41.8%	43.3%

(1)
Amount included within general and administration expense.

See note (1) to the condensed consolidated statements of income and supplemental information on page 12 for more information on as adjusted items.

RECONCILIATION OF GAAP NONOPERATING INCOME (EXPENSE) TO NONOPERATING INCOME (EXPENSE), LESS NET INCOME (LOSS) ATTRIBUTABLE TO NCI, AS ADJUSTED
	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(in millions), (unaudited)	2023	2022	2023	2023	2022
Nonoperating income (expense), GAAP basis	$171	$165	$251	$538	$(320)
Less: Net income (loss) attributable to NCI	(9)	(45)	57	60	(232)
Nonoperating income (expense), net of NCI	180	210	194	478	(88)
Less : Hedge gain (loss) on deferred cash compensation plans (a)	(4)	-	16	29	-
Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted (2)	$184	$210	$178	$449	$(88)

See notes (1) and (2) to the condensed consolidated statements of income and supplemental information on pages 12 and 13 for more information on as adjusted items.

RECONCILIATION OF GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED
	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(in millions, except per share data), (unaudited)	2023	2022	2023	2023	2022
Net income attributable to BlackRock, Inc., GAAP basis	$1,604	$1,406	$1,366	$4,127	$3,919
Non-GAAP adjustments(1):
Net impact of hedged deferred cash compensation plans (a)	1	-	(3)	-	-
Amortization of intangible assets (b)	30	29	28	86	87
Acquisition-related compensation costs (b)	4	4	3	11	14
Acquisition-related transaction costs (b)	3	-	2	5	-
Contingent consideration fair value adjustments (b)	-	1	1	1	2
Lease costs - New York (c)	-	11	2	11	31
Income tax matters	-	-	-	-	(18)
Net income attributable to BlackRock, Inc., as adjusted (3)	$1,642	$1,451	$1,399	$4,241	$4,035
Diluted weighted-average common shares outstanding	150.5	152.0	150.7	150.9	152.6
Diluted earnings per common share, GAAP basis	$10.66	$9.25	$9.06	$27.36	$25.67
Diluted earnings per common share, as adjusted (3)	$10.91	$9.55	$9.28	$28.11	$26.43

(1)
Non-GAAP adjustments are net of tax excluding income tax matters.

See note (3) to the condensed consolidated statements of income and supplemental information on page 13 for more information on as adjusted items.

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow. Management reviews non-GAAP financial measures, in addition to GAAP financial measures, to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance comparability for the reporting periods presented. Non-GAAP financial measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

Computations and reconciliations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time, and, therefore, provide useful disclosure to investors. Management believes that operating margin, as adjusted, reflects the Company’s long-term ability to manage ongoing costs in relation to its revenues. The Company uses operating margin, as adjusted, to assess the Company’s financial performance, to determine the long-term and annual compensation of the Company’s senior-level employees and to evaluate the Company’s relative performance against industry peers. Furthermore, this metric eliminates margin variability arising from the accounting of revenues and expenses related to distributing different product structures in multiple distribution channels utilized by asset managers.

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Operating income, as adjusted, includes the following non-GAAP expense adjustments:
(a)
Compensation expense related to appreciation (depreciation) on deferred cash compensation plans. Beginning in the first quarter of 2023, the Company updated its definition of operating income, as adjusted, to exclude compensation expense related to the market valuation changes on certain deferred cash compensation plans, which the Company began hedging economically in 2023. For these deferred cash compensation plans, the final value of the deferred amount to be distributed to employees in cash upon vesting is determined based on the returns on specified investment funds. The Company recognizes compensation expense for the appreciation (depreciation) of the deferred cash compensation liability in proportion to the vested amount of the award during a respective period, while the gain (loss) to economically hedge these plans is immediately recognized in nonoperating income (expense), which creates a timing difference impacting net income. This timing difference will reverse and offset to zero over the life of the award at the end of the multi-year vesting period. Management believes excluding market valuation changes related to the deferred cash compensation plans in the calculation of operating income, as adjusted, provides useful disclosure to both management and investors of the Company’s financial performance over time as these amounts are economically hedged, while also increasing comparability with other companies.
(b)
Acquisition related costs. Acquisition related costs include adjustments related to amortization of intangible assets, other acquisition-related costs, including compensation costs for nonrecurring retention-related deferred compensation, and contingent consideration fair value adjustments incurred in connection with certain acquisitions. Management believes excluding the impact of these expenses when calculating operating income, as adjusted, provides a helpful indication of the Company’s financial performance over time, thereby providing helpful information for both management and investors while also increasing comparability with other companies.
(c)
Lease costs – New York. In 2022 and 2023, the Company continued to recognize lease expense within general and administration expense for both its current headquarters located at 50 Hudson Yards in New York and prior headquarters until the Company's lease on its prior headquarters expired in April 2023. The Company began lease payments related to its current headquarters in May 2023, but began recording lease expense in August 2021 when it obtained access to the building to begin its tenant improvements. Prior to the Company’s move to its current headquarters in February 2023, the impact of lease costs related to 50 Hudson Yards was excluded from operating income, as adjusted. In February 2023, the Company completed the majority of its move to 50 Hudson Yards and no longer excluded the impact of these lease costs. Subsequently, from February 2023 through April 2023, the Company excluded the impact of lease costs related to the Company's prior headquarters. Management believes excluding the impact of these respective New York lease costs (“Lease costs – New York”) when calculating operating income, as adjusted, is useful to assess the Company’s financial performance and ongoing operations, and enhances comparability among periods presented.

(d)
Reduction of indemnification asset. In connection with a previous acquisition, BlackRock recorded an $8 million indemnification asset. Due to the resolution of certain tax matters in the current quarter, BlackRock recorded $8 million of general and administration expense to reflect the reduction of the indemnification asset and an offsetting $8 million tax benefit. The $8 million general and administrative expense and $8 million tax benefit have been excluded from as adjusted results as there is no impact on BlackRock’s book value.
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Revenue used for calculating operating margin, as adjusted, is reduced to exclude all of the Company’s distribution fees, which are recorded as a separate line item on the condensed consolidated statements of income, as well as a portion of investment advisory fees received that is used to pay distribution and servicing costs. For certain products, based on distinct arrangements, distribution fees are collected by the Company and then passed-through to third-party client intermediaries. For other products, investment advisory fees are collected by the Company and a portion is passed-through to third-party client intermediaries. However, in both structures, the third-party client intermediary similarly owns the relationship with the retail client and is responsible for distributing the product and servicing the client. The amount of distribution and investment advisory fees fluctuates each period primarily based on a predetermined percentage of the value of AUM during the period. These fees also vary based on the type of investment product sold and the geographic location where it is sold. In addition, the Company may waive fees on certain products that could result in the reduction of payments to the third-party intermediaries.

(2) Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted: Management believes nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, is an effective measure for reviewing BlackRock’s nonoperating contribution to its results and provides comparability of this information among reporting periods. Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, excludes the gain (loss) on the economic hedge of certain deferred cash compensation plans. As the gain (loss) on investments and derivatives used to hedge these compensation plans over time substantially offsets the compensation expense related to the market valuation changes on these deferred cash compensation plans, which is included in operating income, GAAP basis, management believes excluding the gain (loss) on the economic hedge of the deferred cash compensation plans when calculating nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, provides a useful measure for both management and investors of BlackRock’s nonoperating results that impact book value.

(3) Net income attributable to BlackRock, Inc., as adjusted: Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

See notes (1) and (2) above regarding operating income, as adjusted, for information on the updated presentation of non-GAAP adjustments. For each period presented, the non-GAAP adjustments were tax effected at the respective blended rates applicable to the adjustments. Amounts for income tax matters represent net noncash (benefit) expense primarily associated with the revaluation of certain deferred tax liabilities related to intangible assets and goodwill as a result of tax rate changes. These amounts have been excluded from the as adjusted results as these items will not have a cash flow impact and to enhance comparability among periods presented.

Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted, divided by diluted weighted-average common shares outstanding.

(4) ACV: Management believes ACV is an effective metric for reviewing BlackRock’s technology services’ ongoing contribution to its operating results and provides comparability of this information among reporting periods while also providing a useful supplemental metric for both management and investors of BlackRock’s growth in technology services revenue over time, as it is linked to the net new business in technology services. ACV represents forward-looking, annualized estimated value of the recurring subscription fees under client contracts, assuming all client contracts that come up for renewal are renewed, unless we received a notice of termination, even though such notice may not be effective until a later date. ACV also includes the annualized estimated value of new sales, for existing and new clients, when we execute client contracts, even though the recurring fees may not be effective until a later date and excludes nonrecurring fees such as implementation and consulting fees.

FORWARD-LOOKING STATEMENTS

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management (“AUM”); (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of future acquisitions or divestitures; (7) BlackRock’s ability to integrate acquired businesses successfully; (8) the unfavorable resolution of legal proceedings; (9) the extent and timing of any share repurchases; (10) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (11) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (12) the impact of legislative and regulatory actions and reforms, regulatory, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (13) changes in law and policy and uncertainty pending any such changes; (14) any failure to effectively manage conflicts of interest; (15) damage to BlackRock’s reputation; (16) geopolitical unrest, terrorist activities, civil or international hostilities, including the war between Russia and Ukraine, and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (17) a pandemic or health crisis, and related impact on BlackRock’s business, operations and financial condition; (18) climate-related risks to BlackRock's business, products, operations and clients; (19) the ability to attract, train and retain highly qualified and diverse professionals; (20) fluctuations in the carrying value of BlackRock’s economic investments; (21) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (22) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (23) the failure by key third-party providers of BlackRock to fulfill their obligations to the Company; (24) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (25) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds (“ETF”) platform; (26) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (27) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

PERFORMANCE NOTES

Past performance is not indicative of future results. Except as specified, the performance information shown is as of September 30, 2023 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including US registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of August 31, 2023. The performance data does not include accounts terminated prior to September 30, 2023 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares® funds globally using an index strategy. AUM information is based on AUM available as of September 30, 2023 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.